UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 22, 2003

                            Scottish Re Group Limited
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

            001-16855                                        N/A
     (Commission File Number)                          (I.R.S. Employer
                                                     Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

                P.O. Box HM 2939
  Crown House, Third Floor, 4 Par-la-Ville Road              N/A
            Hamilton HM 08, Bermuda                      (Zip Code)
    (Address of Principal Executive Offices)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

     On December 22, 2003, Scottish Re Group Limited ("Scottish Re"), a Cayman Islands corporation, completed the acquisition of 95% of the outstanding capital stock of ERC Life Reinsurance Corporation ("ERC Life") from Employers Reinsurance Corporation ("ERC") pursuant to a Stock Purchase Agreement by and among Scottish Re, Scottish Holdings, Inc. and ERC dated as of October 24, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) Financial Statements of Business Acquired

     The financial statements of the acquired business required to be filed pursuant to Item 7(a) of Form 8-K will be filed no later than 60 days after the date this report on Form 8-K is required to be filed.

   (b) Pro Forma Financial Information

     The financial statements of the acquired business required to be filed pursuant to Item 7(b) of Form 8-K will be filed no later than 60 days after the date this report on Form 8-K is required to be filed.

   (c) Exhibits

10.1 Stock Purchase Agreement, dated as of October 24, 2003, by and among Scottish Re, Scottish Holdings, Inc. and ERC.

10.2 Tax Matters Agreement, dated as of January 22, 2003, by and among Scottish Re, Scottish Holdings, Inc. and ERC.

10.3 Transition Services Agreement, dated as of January 22, 2003, by and among Scottish Holdings, Inc. and ERC.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.



                              By:  /s/ Paul Goldean
                                       Paul Goldean
                                       Senior Vice President and General Counsel



Dated:  January 6, 2004

                                INDEX TO EXHIBITS

Number   Description
------   -----------

10.1 Stock Purchase Agreement, dated as of October 24, 2003, by and among Scottish Re, Scottish Holdings, Inc. and ERC.

10.2 Tax Matters Agreement, dated as of January 22, 2003, by and among Scottish Re, Scottish Holdings, Inc. and ERC.

10.3 Transition Services Agreement, dated as of January 22, 2003, by and among Scottish Holdings, Inc. and ERC.